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                                                                   EXHIBIT 24(a)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being an officer or director or both of SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation (the "Company"), hereby does constitute and appoint KEITH
E. TROST, GEORGE F. SLOOK and JAMES G. KEANE, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, deliver or file any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to execute, deliver or file (i) the Company's Registration Statement on Form S-3 for the registration of up to an aggregate principal amount of $9,500,000,000 of debt securities, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements;
(iii) any application for registration or qualification (or exemption therefrom) of such debt securities under the blue sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, each of the undersigned has subscribed his name on the date opposite his name below.


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
         Signature                     Title                      Date



/s/ Keith E. Trost          President, Chief Executive          July 8, 2002
-----------------------     Officer and Director
Keith E. Trost              (Principal Executive
                            Officer)



/s/ George F. Slook         Vice President Finance and          July 8, 2002
-----------------------     Assistant Secretary
George F. Slook             (Principal Financial and
                            Accounting Officer)



/s/ Thomas E. Bergmann      Director                            July 8, 2002
-----------------------
Thomas E. Bergmann


/s/ Paul J. Liska           Director                            July 8, 2002
-----------------------
Paul J. Liska


/s/ Larry R. Raymond        Director                            July 8, 2002
-----------------------
Larry R. Raymond
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